SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SHELLS SEAFOOD RESTAURANTS, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SHELLS SEAFOOD RESTAURANTS, INC.
16313 N. Dale Mabry Highway
Suite 100
Tampa, Florida 33618
June 1, 2005

Dear Stockholder,

You are cordially invited to attend our Annual Meeting of Stockholders to be held at 10:00 a.m., on Wednesday, June 22, 2005, at our restaurant located at 551 Gulf Blvd., Clearwater Beach, Florida 33767.

At the Annual Meeting of Stockholders, you are being asked to vote on (i) the election of seven directors to our Board of Directors, (ii) an amendment to our certificate of incorporation that will increase the number of authorized shares of our Common Stock from 40,000,000 shares to 58,000,000 shares, and (iii) certain amendments to our 2002 Equity Incentive Plan (the “Plan”), including an amendment to increase the number of shares of Common Stock available for issuance under the Plan. I will be pleased to report on the affairs of our company and a discussion period will be provided for questions and comments of general interest to stockholders.

It is important that your shares be represented at the meeting, whether or not you plan to attend in person. We urge you to promptly vote by following the instructions on the enclosed proxy card. You can vote your shares by completing and returning the enclosed proxy card, or in certain circumstances as we discuss in the following Proxy Statement, by Internet or telephone. In this way, you can be sure your shares will be voted at the meeting. If you later decide to attend the meeting, you can, if you wish, revoke the proxy and vote in person.

Thank you for your cooperation.

Very truly yours,

/s/ Leslie J. Christon
Leslie J. Christon
President and Chief Executive Officer

SHELLS SEAFOOD RESTAURANTS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 1, 2005

Notice is hereby given that we will hold the 2005 Annual Meeting of Stockholders of Shells Seafood Restaurants, Inc. on Wednesday, June 22, 2005, at 10:00 a.m., at our restaurant located at 551 Gulf Blvd., Clearwater Beach, Florida 33767 for the following purposes:

(1)	To elect seven directors to serve for the ensuing year;

(2)
To approve an amendment to our certificate of incorporation that will increase the total number of authorized shares of our Common Stock, $.01 par value per share, from 40,000,000 shares to 58,000,000 shares;

(3)	To approve certain amendments to our 2002 Equity Incentive Plan, including an amendment to increase the number of shares of Common Stock available for issuance under the Plan; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Stockholders of record at the close of business on May 10, 2005 will be entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

/s/ Warren R. Nelson
Warren R. Nelson
Secretary

TABLE OF CONTENTS

Page

ABOUT THE MEETING	1

INFORMATION ABOUT OWNERSHIP OF OUR COMMON STOCK	2

PROPOSAL NO. 1—ELECTION OF DIRECTORS	6

PROPOSAL NO. 2—AMENDMENT TO CERTIFICATE OF INCORPORATION	10

PROPOSAL NO. 3—APPROVAL OF CERTAIN AMENDMENTS TO 2002 EQUITY INCENTIVE PLAN, INCLUDING AN AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN	11

EXECUTIVE COMPENSATION	16

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	18

STOCK OPTION AND COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS REGARDING EXECUTIVE COMPENSATION	20

OUR STOCK PRICE PERFORMANCE	22

AUDIT COMMITTEE REPORT	23

RELATIONSHIP WITH INDEPENDENT AUDITORS	24

OTHER MATTERS	25

APPENDIX A - SHELLS SEAFOOD RESTAURANTS 2002 EQUITY INCENTIVE PLAN	A-1

APPENDIX B - AUDIT COMMITTEE CHARTER	B-1

SHELLS SEAFOOD RESTAURANTS, INC.
16313 N. Dale Mabry Highway
Suite 100
Tampa, Florida 33618

PROXY STATEMENT

ABOUT THE MEETING

This proxy statement contains information relating to our 2005 Annual Meeting of Stockholders to be held on Wednesday, June 22, 2005, at 10:00 a.m. at our restaurant located at 551 Gulf Blvd., Clearwater Beach, Florida 33767, and at any postponements or adjournments of the meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will (i) elect seven directors to serve on our Board, (ii) vote on an amendment to our certificate of incorporation that will increase the total number of authorized shares of our common stock, $.01 par value per share (“Common Stock”), from 40,000,000 shares to 58,000,000 shares, (iii) vote on certain amendments to our 2002 Equity Incentive Plan, including an amendment to increase the number of shares of Common Stock issuable under the Plan and (iv) transact any other business which may properly come before the meeting or any adjournment thereof. In addition, management will report on our performance for the fiscal year ended January 2, 2005, which we refer to throughout this proxy statement as “fiscal 2004,” and respond to appropriate questions from stockholders. We are not currently aware of any other matters which will come before the meeting.

Proxies for use at the meeting are being solicited by the Board of Directors of Shells, chiefly by mail. We began mailing this proxy statement, along with the proxy card, on or about June 1, 2005. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and will reimburse them for their expenses in so doing. To ensure adequate representation of shares of our Common Stock and the presence of a quorum at the meeting, officers, agents and Shells employees may communicate with stockholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. Shells will bear all expenses incurred in connection with this solicitation. We have no present plans to hire employees or special paid solicitors to assist in obtaining proxies, but reserve the option of doing so if it should appear that a quorum otherwise might not be obtained.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on May 10, 2005, the record date for the meeting, are entitled to receive notice of, and to participate in, the Annual Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the Annual Meeting. Your proxy card shows the number of shares you held at the close of business on May 10, 2005.

What does it mean if I receive more than one proxy card?

If you received more than one proxy card, you have multiple accounts with your brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. You may contact our transfer agent, Continental Stock Transfer & Trust Company at (212) 509-4000.

What are the voting rights of the holders of Common Stock?

Each outstanding share of our Common Stock will be entitled to one vote on each matter to be acted upon at the meeting. On May 10, 2005, there were 14,639,417 shares of Common Stock outstanding.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum, thereby permitting the meeting to conduct its business. As stated earlier, there were 14,639,417 shares of Common Stock, representing the same number of votes, outstanding on May 10, 2005. Accordingly, the presence of holders representing at least 7,319,710 votes is required to establish a quorum. Proxies received but marked as abstentions and broker non-votes will be counted in determining whether a quorum is present. “Abstentions” are shares held by stockholders present in person or represented by proxy that are not voted in connection with a particular matter. “Broker non-votes” are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Delaware law, the effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority under the applicable rule of the New York Stock Exchange.

How do I vote?

You may vote your shares by mailing the enclosed proxy card which gives detailed instructions. If you vote by mail, please complete and properly sign the enclosed proxy card and return it in the envelope we have provided. It then will be voted according to your instructions. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card or vote in person. A registered stockholder receives proxy material directly from our transfer agent, Continental Stock Transfer & Trust Co.

If your shares are held in an account in the name of your bank or broker (this is called “street name”), you will receive from that bank or broker a separate Voter Instruction Form with instructions on how to vote by return mail, by telephone or by Internet. Many (but not all) brokerage firms and banks participate in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options.

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote for the election of the nominated slate of directors to serve for the ensuing year and for Proposal Nos. 2 and 3. These votes are in accordance with the recommendations of our Board. With respect to any other matter that properly comes before the meeting, the proxy holders will vote according to their best judgment.

Can I change my vote after I have voted?

Yes. Even after you have submitted your proxy card you may change your vote at any time before the proxy is exercised, by filing with the Secretary of Shells either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and request to vote in person, although attendance at the meeting alone will not itself revoke a previously granted proxy.

If your shares are held by a bank or broker and you wish to vote your shares in person, you must contact the bank or broker holding your shares and request a special proxy card indicating your ownership of our stock. In addition, you should consult your brokerage firm or bank for directions, in the event you voted your shares by Internet or telephone and want to later change your vote prior to the Annual Meeting.

INFORMATION ABOUT OWNERSHIP OF OUR COMMON STOCK

The following table sets forth certain information as of May 10, 2005 regarding the beneficial ownership of our Common Stock by (i) each person known by us to own beneficially more than 5% of the outstanding Common Stock; (ii) each current director (all of whom are standing for re-election); (iii) each executive officer named in the Summary Compensation Table appearing later in this proxy statement; and (iv) all of our directors and executive officers as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed, and has an address c/o Shells Seafood Restaurants, Inc., 16313 N. Dale Mabry Highway, Suite 100, Tampa, FL 33618. For purposes of this table, beneficial ownership is determined according to the rules of the Securities and Exchange Commission (the “SEC”), which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Common stock options and warrants which are presently exercisable or which become exercisable within 60 days of May 10, 2005 are considered beneficially owned shares of Common Stock.

Name and Address of Beneficial Owner	Beneficial Ownership Amount	Percent of Class

Philip R. Chapman 750 Lexington Avenue, 18 th Floor New York, NY 10022[1]	4,528,348	30.8%
Leslie J. Christon[2]	312,374	2.1%
Robert Ellin c/o Trinad Capital, L.P. 2121 Avenue of the Stars, Suite 1650 Los Angeles, CA 90067[3]	2,879,881	19.7%
Michael R. Golding 439 Newman Springs Road Lincroft, NJ 07738[4]	18,333	*
Gary Herman Galloway Capital Management, LLC 1325 Avenue of Americas, 26th floor New York, NY 10019[5]	494,273	3.4%
Christopher D. Illick 154 Mercer Street Princeton, NJ 08540[6]	42,333	*
Jay Wolf c/o Trinad Capital, L.P. 2121 Avenue of the Stars, Suite 1650 Los Angeles, CA 90067[7]	8,333	*
Guy C. Kathman[8]	16,667	*
Warren R. Nelson[9]	249,583	1.7%
Catherine R. Adler 1520 South Ocean Blvd. Palm Beach, FL 33480[10]	4,454,015	30.4%
Frederick R. Adler 1520 South Ocean Blvd. Palm Beach, FL 33480[11]	2,204,426	14.1%
Bruce Galloway Galloway Capital Management LLC 1325 Avenue of Americas, 26th floor New York, NY 10019[12]	2,294,566	15.7%
Banyon Investment, LLC 750 Lexington Avenue, 18 th Floor New York, NY 10022	4,454,015	30.4%
Galloway Capital Management, LLC 1325 Avenue of Americans, 26 th floor New York, NY 10019	387,502	2.7%
Trinad Advisors GP, LLC 153 East 53rd Street, 48th floor New York, NY 10022[13]	2,871,548	19.6%
Trinad Capital, L.P. 153 East 53 rd Street, 48th floor New York, NY 10022	2,871,548	19.6%
All directors and executive officers as a group (9 persons)[14]	8,550,127	56.0%

___________
* less than 1%

[1]	Includes (i) 4,454,015 shares of Common Stock owned by Banyon Investment, LLC, and (ii) 44,333 shares of Common Stock which may be acquired through the exercise of options held by Mr. Chapman. Does not include options to purchase 11,667 shares of Common Stock which are not exercisable within 60 days of May 10, 2005. Mr. Chapman and Catherine R. Adler are co-managing members of Banyon Investment, LLC and share voting and investment powers.

[2]	Includes 297,374 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase 450,000 shares of Common Stock which are not exercisable within 60 days of May 10, 2005.

[3]	Consists of: (i) 2,871,548 shares of Common Stock owned by Trinad Capital, LP, and (ii) 8,333 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase 11,667 shares of Common Stock which are not exercisable within 60 days of May 10, 2005. Mr. Ellin is a managing member of Trinad Advisors GP, LLC which is the general partner of Trinad Capital, LP.

[4]	Consists of 18,333 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase 11,667 shares of Common Stock which are not exercisable within 60 days of May 10, 2005.

[5]	Includes: (i) 387,502 shares of Common Stock owned by Galloway Capital Management, LLC; (ii) 8,333 shares of Common Stock which may be acquired through the exercise of options; and (iii) 4,688 shares of Common Stock owned by a trust for the benefit of Mr. Herman’s children. Does not include options to purchase 11,667 shares of Common Stock which are not exercisable within 60 days of May 10, 2005. Mr. Herman is a managing member of Galloway Capital Management, LLC and GCM Shells Seafood Partners, LLC, and the trustee of the aforementioned trust.

[6]	Consists of 42,333 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase 11,667 shares of Common Stock which are not exercisable within 60 days of May 10, 2005.

[7]	Consists of 8,333 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase 11,667 shares of Common Stock which are not exercisable within 60 days of May 10, 2005.

[8]	Consists of 16,667 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase 158,333 shares of Common Stock which are not exercisable within 60 days of May 10, 2005.

[9]	Includes 184,315 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase 177,661 shares of Common Stock which are not exercisable within 60 days of May 10, 2005.

[10]	Consists of 4,454,015 shares of Common Stock owned by Banyon Investment, LLC. Mrs. Adler and Mr. Chapman are co-managing members of Banyon Investment, LLC and share voting and investment powers. Does not include any shares held by Mr. Adler.

[11]	Consists of a warrant to purchase 1,000,000 shares of Common Stock (which was exercised in full subsequent to the record date) and 10,100 shares of Common Stock held by 1520 Partners LP. Mr. Adler is the General Partner of 1520 Partners LP. Does not include 4,454,015 shares of Common Stock owned by Banyon Investment, LLC. Mr. Adler’s wife is a co-managing member of Banyon Investment, LLC.

[12]	Includes: (i) 387,502 shares of Common Stock owned by Galloway Capital Management, LLC; (ii) 1,749,964 shares of Common Stock owned by the Bruce Galloway, IRA R/O; (iii) 93,100 shares of Common Stock owned by Jacombs Trading, Inc.; and (iv) 64,000 shares of Common Stock owned by a trust for the benefit of Mr. Galloway’s children. Mr. Galloway is a managing member of Galloway Capital Management, LLC and GCM Shells Seafood Partners, LLC, the beneficiary and manager of the Bruce Galloway, IRA R/O, a majority shareholder of Jacombs Trading, Inc., and trustee of the aforementioned trust.

[13]	Consists of 2,871,548 shares of Common Stock owned by Trinad Capital, LP. Trinad Advisors GP, LLC is the general partner of Trinad Capital, LP.

[14]	Includes 628,356 shares of Common Stock which may be acquired through the exercise of options. Does not include options to purchase an aggregate of 855,994 shares of Common Stock which are not exercisable within 60 days of May 10, 2005.

Certain information in the table and its footnotes is derived from filings made with the Securities and Exchange Commission or supplemental information received from various of the entities named in this table.

The 2002 Financing Transaction

In January 2002, we raised $2,000,000 in a private financing transaction, consisting of secured promissory notes and warrants to purchase Common Stock. The two investors in the financing transaction were Shells Investment Partners, L.L.C. (“SIP”) and Banyon Investment, LLC (“Banyon”). SIP is an entity comprised of Messrs. J. Stephen Gardner, John N. Giordano and Thomas R. Newkirk, each of whom served as a member of our Board of Directors until his resignation in June 2004. At the time of the transactions, none of Messrs. Gardner, Giordano or Newkirk were affiliated with us. Banyon is an entity associated with Philip R. Chapman, Chairman of our Board of Directors, and certain family members of Frederick R. Adler, who was at the time, and presently is, a greater than 10% stockholder. The proceeds of the financing transaction were used for working capital requirements.

In the financing, we issued to each of SIP and Banyon (i) a $1,000,000 secured promissory note initially due January 31, 2005 (subsequently extended to January 31, 2007) which bears interest at 15% per annum, of which initially 8% was payable monthly in arrears and 7% was deferred and payable when the principal was payable in full and (ii) a warrant to purchase 4,454,015 shares of Common Stock at an exercise price of $0.16 per share. The warrants automatically converted into shares of Common Stock on January 31, 2005 (unless the warrants were exercised prior to that date) pursuant to a mandatory cashless exercise provision in the warrant agreements. The $1,000,000 promissory note issued to Banyon was sold to Frederick R. Adler in April 2004 and in March 2005 the note was modified to allow Shells to defer entirely the monthly interest payment on $500,000 of principal amount of the note until the maturity date of January 31, 2007. Banyon’s right to nominate three individuals to serve on our Board of Directors was transferred to Frederick R. Adler in connection with the sale of the $1,000,000 promissory note.

Change of Control

On June 23, 2004, SIP sold to GCM Shells Seafood Partners, LLC, a Delaware limited liability company (“GCM”), and Trinad Capital, L.P., a Delaware limited partnership (“Trinad”), the $1,000,000 promissory note issued by us to SIP on January 31, 2002 as part of our $2,000,000 private financing transaction. GCM and Trinad purchased the note with working capital in the amount of $400,000 and $600,000, respectively.

As part of the June 23, 2004 sale of the $1,000,000 promissory note by SIP to GCM and Trinad, warrants to purchase an aggregate of 4,008,615 shares of our Common Stock were transferred to Galloway Capital Management, LLC (668,103 shares), GCM (1,068,964 shares), Trinad (1,603,445 shares) and Atlantis Equities, Inc. (668,103 shares)(collectively, the “GCM Entities”). Galloway Capital Management, LLC and Atlantis Equities, Inc. are affiliates of GCM. The remaining warrants to purchase 445,400 shares of our Common Stock were retained by SIP. Banyon exercised its warrant to purchase 4,454,015 shares of Common Stock, and the GCM Entities exercised their warrants to purchase an aggregate of 4,008,615 shares of Common Stock, all by the payment in cash of the exercise price. The warrants retained by SIP were automatically exercised pursuant to the mandatory cashless exercise provision, whereby an aggregate of 350,381 shares of Common Stock were issued to the individual members of SIP.

In August 2004, we agreed with the holders of the $2,000,000 of promissory notes to an extension of the term of the notes from their original expiration date of January 31, 2005 to January 31, 2007. In connection with this extension, we issued warrants to purchase 400,000, 600,000 and 1,000,000 shares of Common Stock, respectively, to GCM, Trinad and Frederick R. Adler, who was at the time, and presently is, a greater than 10% stockholder. Mr. Adler is not affiliated with GCM or Trinad.

In October 2004, GCM sold the principal amount of its note and the related warrants to the Bruce Galloway, IRA R/O and GCM retained the deferred interest on the note and the right to nominate individuals to serve on our Board of Directors pursuant to the Investor Rights Agreement.

In March 2005, the Bruce Galloway, IRA R/O and Trinad exercised these warrants in full. We used the proceeds from this exercise to repay an aggregate of $500,000 principal amount of promissory notes held by GCM and Trinad. At the same time, the $1,000,000 note held by Frederick R. Adler was modified to allow Shells to defer entirely the monthly interest payment on $500,000 of principal amount of the note until the maturity date of January 31, 2007, resulting in the deferral of $72,000 of cash payments until the maturity date.

On May 24, 2005, we raised approximately $6,900,000 in a private offering of our securities to accredited investors. The securities sold in the offering were units. Each unit consisted of a share of Series B Convertible Preferred Stock (convertible into twenty (20) shares of Common Stock, subject to certain specified adjustments, if applicable) and a warrant to purchase ten (10) shares of Common Stock at an exercise price of $1.30 per share. As part of this transaction, Frederick R. Adler used $500,000 principal amount of his note to exercise the warrants issued to him in August 2004; and Frederick R. Adler, Trinad and the Bruce Galloway, IRA R/O converted all or a portion of the secured promissory notes (originally issued by us to the investors in the January 2002 financing) held by them into units being sold in the offering. Upon the repayment of the notes, the Investor Rights Agreement terminated and the rights of Frederick R. Adler, Trinad and GCM to nominate individuals for election to our Board of Directors terminated.

For information regarding the approximate number of shares and percentage of Common Stock beneficially owned by Frederick R. Adler, GCM, Trinad and other persons and entities affiliated with them as of the record date, we refer you to the information set forth in the beneficial ownership table under the heading “Information About Ownership of Our Common Stock” in this Proxy Statement. Certain information contained in this Proxy Statement regarding these beneficial owners has been obtained from the filings made by such entities with the Securities and Exchange Commission.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

How is the Board Structured?

There are seven directors to be elected at the Annual Meeting, each of whom currently serves as a director of Shells. Directors are elected for a term of one year which expires at the next annual meeting of stockholders or at such other time as his or her successor is duly elected and qualified. Unless you specify otherwise, your proxy will be voted in favor of the seven persons named below. We have no reason to believe that any of the listed nominees will be unable to serve or that any vacancy will occur on the Board of Directors. However, in the event any of these nominees is unable to serve as a director, the shares represented by your proxy will be voted for the person, if any, who is designated by the Board to replace the nominee. All of the listed nominees have consented to be named and have indicated their intent to serve if elected.

As part of our financing transaction in January 2002, we entered into an Investor Rights Agreement with SIP, Banyon and certain other stockholders. SIP’s rights under the Investor Rights Agreement were transferred to GCM and Trinad in connection with the purchase by GCM and Trinad of the $1,000,000 promissory note on June 23, 2004. The Investor Rights Agreement, among other things, fixed the composition of our Board of Directors at seven members, subject to certain requirements, and provided each of SIP and Banyon with the right to nominate three individuals to serve on the Board. Banyon (now Frederick R. Adler), SIP (now GCM and Trinad) and certain other stockholders that are parties to the Investor Rights Agreement agreed to vote their respective shares for the election as directors of the other’s nominees. As part of the transfer by SIP of the $1,000,000 promissory note to GCM and Trinad in June 2004, we accepted the resignation of J. Stephen Gardner, John N. Giordano and Thomas R. Newkirk (who were SIP’s designees) as members of our Board of Directors and elected Robert S. Ellin, Jay A. Wolf and Gary Herman (the Board nominees of GCM and Trinad) to our Board to fill these three vacancies. In accordance with the terms of the Investor Rights Agreement, the right to nominate individuals for election to our Board terminates upon the repayment in full of the $2,000,000 promissory notes. As discussed above, these promissory notes have recently been repaid in full, in connection with the May 2005 private placement financing.

In April 2005, the Nominating Committee, consisting of Messrs. Herman and Illick and Dr. Golding was formed. The Nominating Committee nominated Philip R. Chapman, Leslie J. Christon, Robert S. Ellin, Michael R. Golding, Gary Herman, Christopher D. Illick and Jay A. Wolf to stand for re-election as members of our Board of Directors.

Who are the nominees for election to the Board?

The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are summarized below:

Director	Age	Year First Became Director	Principal Occupation During the Past Five Years
Philip R. Chapman	44	1997
Mr. Chapman has served on the Board of Directors beginning May 1977 and as Chairman since April 2002. Since 1993, Mr. Chapman has been President of Adler & Company, a corporation which provides administrative services for financial and venture capital investing, including certain entities controlled by Frederick R. Adler, a greater than 10% stockholder. Mr. Chapman is a director of Regeneration Technologies, Inc., a company which produces allografts for surgical use, and various private companies. He is also a General Partner in Euro-America II, L.P., a private venture capital fund, and a managing partner of Zenith Asset Management, a private hedge fund. Mr. Chapman is the son-in-law of Fredrick R. Adler.

Leslie J. Christon	50	2004
Mrs. Christon has served as the President and Chief Executive Officer of Shells since joining our company in July 2003. From 2002 to 2003, Mrs. Christon was self-employed as a management consultant in the restaurant industry. From 2000 to 2002, Mrs. Christon was employed by Sutton Place Gourmet, Inc. as its President and Chief Operating Officer. From 1996 to 2000, Mrs. Christon was employed by Brinker International, On the Border Restaurants, as its President.

Robert S. Ellin	40	2004
Mr. Ellin has served on the Board of Directors since June 2004. In 2003, Mr. Ellin founded Trinad Capital, LP and has served as a managing member of Trinad Advisors GP, LLC which is the general partner of Trinad Capital, LP, since its inception. In 1990, Mr. Ellin founded and served as President of Atlantis Equities Inc., a private investment company. From 1996 to 1998, he served as President of S&S Industries, Inc. Prior to founding Atlantis Equities, Mr. Ellin worked in Institutional Sales at LF Rothschild and was the Manager of Retail Operations at Lombard Securities.

Michael R. Golding	71	2002
Dr. Golding has been a professor of surgery at the State University of New York Health Science Center in Brooklyn, New York since 1963, where he is currently an Emeritus Clinical Professor of Surgery. From 1977 to 1989, Dr. Golding served as Director of Surgery at Lutheran Medical Center in Brooklyn, New York. From 1984 to 1989, Dr. Golding was President of the Tri-Boro Association of Directors of Surgery. Dr. Golding is a Fellow of the American College of Surgeons, a Fellow of the American College of Chest Physicians, and a Fellow of the American College of Angiology. Dr. Golding is a Member of the Board of Directors of the United Hospital Fund. Dr. Golding also serves on the boards of numerous professional entities and private companies.

Director	Age	Year First Became Director	Principal Occupation During the Past Five Years
Gary Herman	40	2004
Mr. Herman has been the Chairman and Secretary of Digital Creative Development Corporation, an investment holding company, since 2001. He has been the Secretary and a member of the Board of Directors of DataMetrics Corporation, a military defense company, since 2000. In addition, Mr. Herman has been a member of Galloway Capital Management, LLC, an affiliate of a greater than 10% stockhholder, since 2002. Mr. Herman also has been a member of the Board of Directors of NYC Industrial Development Agency since 1997. From 1997 to 2002, Mr. Herman served as an Associate Managing Director of Burnham Securities, Inc.

Christopher D. Illick	66	1998
Mr. Illick has been the President of iQ Venture Partners, Inc., an investment bank, since 2001 and a General Partner of Illick Brothers, a real estate and management concern, since 1965. From 1997 to 2001, Mr. Illick was a senior officer of the investment bank of Brean Murray & Co., Inc. Mr. Illick is a member of the Board of Directors of Analytical Surveys, Inc., a public company which provides data and technical services for the geographic information systems market.

Jay A. Wolf	32	2004
Mr. Wolf has served on the Board of Directors since June 2004 and as Audit Committee Chairman since 2004. Since 2004, Mr. Wolf has served as a Managing Director of Trinad Capital, LP. From 1999 to 2003, Mr. Wolf served as Vice President of Corporate Development for Wolf Group Integrated Communications Ltd. where he was responsible for the company’s acquisition program. From 1996 to 1999, Mr. Wolf was employed by Canadian Corporate Funding, Ltd., a Toronto-based merchant bank in the senior debt department and, subsequently by Trillium Growth Capital, the firm’s venture capital Fund. Mr. Wolf currently sits on the Board of Amalgamated Technologies Inc., a public company with limited operations.

During fiscal year 2004, our Board of Directors held 17 meetings, acted by unanimous written consent three times and acted by committee action six times. During fiscal 2004, each director currently standing for re-election attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board on which he or she served, during the time period in which he or she served.

We have a general policy of expecting our directors to attend our annual meetings of stockholders. All of our directors were in attendance at last year’s annual meeting of stockholders.

Board Committees

The Board of Directors has standing Executive, Audit, and Stock Option and Compensation Committees and, since April 2005, a Nominating Committee.

The Executive Committee possesses all the powers and authority of the Board in the management of the business and affairs of our company, except for certain powers which are specifically reserved by Delaware law to the entire Board or the stockholders. Messrs. Chapman and Herman are the current members of the Executive Committee. The Executive Committee did not meet in fiscal 2004.

The Audit Committee’s responsibilities, which include reviewing our internal accounting procedures and consulting with and reviewing the services provided by the independent auditors, are described in the Audit Committee Charter. The Audit Committee’s Report appears later in this proxy statement. Messrs. Illick and Wolf and Dr. Golding are the current members of the Audit Committee. Mr. Illick and Dr. Golding are independent directors as that term is defined by Rule 4200(a)(15) of the Nasdaq Listing Standards. Mr. Wolf may not be an independent director pursuant to that definition. Messrs. Illick and Wolf are audit committee financial experts, as that term is defined in Item 401(h)(2) of Regulation S-K. The Audit Committee met four times in fiscal 2004.

The Stock Option and Compensation Committee is charged with reviewing compensation policies and practices, recommending compensation for executives and key employees and administering our stock option plans. The Stock Option and Compensation Committee Report appears later in this proxy statement. Messrs. Chapman and Ellin are the current members of the Stock Option and Compensation Committee. During fiscal 2004, the Stock Option and Compensation Committee met two times.

In April 2005, the Board of Directors established a Nominating Committee to assist the Board in its selection of individuals (i) as nominees for election to the Board of Directors and (ii) to fill any vacancies or newly created directorships on the Board. The members of the Nominating Committee are Messrs. Herman and Illick and Dr. Golding. Mr. Illick and Dr. Golding are independent directors as that term is defined by Rule 4200(a)(15) of the Nasdaq Listing Standards. Mr. Herman may not be an independent director pursuant to that definition.

It is the policy of the Nominating Committee to consider candidates for Board membership suggested by Nominating Committee members and other Board members, management, our stockholders, third-party search firms and any other appropriate sources. As a stockholder, you may recommend any person for consideration as a nominee for director by writing to the Nominating Committee of the Board of Directors, 16313 N. Dale Mabry Highway, Suite 100, Tampa, Florida 33618. Recommendations must be received by February 1, 2006 to be considered for the 2006 Annual Meeting of Stockholders. Recommendations must include the name and address of the stockholder making the recommendation, a representation setting forth the number of shares of Common Stock beneficially owned by the recommending stockholder, a statement that the recommended nominee has expressed his or her intent to serve on the Board if elected, biographical information about the recommended nominee, any other information the stockholder believes would be helpful to the Nominating Committee in evaluating the recommended nominee and a description of all arrangements or understandings between the recommending stockholder and each nominee and any other person concerning the nomination.

In evaluating candidates, the Nominating Committee will consider the following criteria: personal integrity, sound business judgment, business and professional skills and experience, independence, potential conflicts of interest, the extent to which a candidate would fill a present need, and concern for the long term interests of stockholders. In any particular situation, the Nominating Committee may focus on persons possessing a particular background, experience or qualifications which the Committee believes would be important to enhance the effectiveness of the Board. The evaluation process for stockholder recommendations is the same as for candidates recommended from any other source. The Nominating Committee does not have a charter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based upon a review of the copies of the forms furnished to us and written representations from our executive officers and directors, we believe that during fiscal 2004, all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were complied with on a timely basis, except (i) Philip Chapman, Catherine Adler and Banyon Investment, LLC each failed to timely file a Form 4 reporting the exercise of a warrant by Banyon, and (ii) Galloway Capital Management, LLC and GCM Shells Seafood Partners, LLC each failed to timely file a Form 3 with respect to their becoming greater than 10% stockholders. Each of the forms listed above was subsequently filed with the SEC.

What is the vote required to approve Proposal No. 1?

The seven nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote, a quorum being present, shall be elected as directors. Only votes cast “for” a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instructions to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by a nominee will not be reduced by any of these actions.

What does the Board recommend?

THE BOARD OF DIRECTORS DEEMS THE ELECTION AS DIRECTORS OF THE SEVEN NOMINEES LISTED ABOVE TO BE IN THE BEST INTERESTS OF SHELLS AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THESE NOMINEES.

How do we compensate our Directors?

Prior to 2002, we had a policy of compensating directors, both generally and for their attendance at meetings of the Board of Directors. In February 2002, as part of our cash conservation program, we revised this policy to eliminate all cash compensation for attendance at Board meetings. Additionally, we eliminated the automatic annual stock option awards to non-employee directors pursuant to the Shells Seafood Restaurants, Inc. Stock Option Plan for Non-employee Directors. In February 2005, we granted an option to purchase 20,000 shares of Common Stock to each of our non-employee directors. These options vest monthly over the twelve month period from the date of grant. Additionally, we adopted a policy of awarding our non-employee directors an option to purchase 20,000 shares of Common Stock pursuant to our 2002 Equity Incentive Plan (the “Plan”) upon their election or re-election to our Board. Options granted under the Plan generally vest in one-third increments on the first, second and third anniversaries of the date of grant, subject to the terms of the Plan and the discretion of the Stock Option and Compensation Committee which administers the Plan. We compensate directors for reasonable expenses incurred in connection with attendance at meetings.

How can you contact our Directors?

Securityholders may contact our directors through written correspondence or e-mail. Written correspondence should be mailed to our executive offices at 16313 N. Dale Mabry Highway, Suite 100, Tampa, Florida 33618 Attn: Secretary. E-Mail correspondence should be directed to TalktoShells@ShellsSeafood.com Attn: Secretary. Each stockholder communication will be forwarded to all directors, or the director to whom it is addressed, if it relates to a substantive matter and includes suggestions or comments that the Secretary considers to be important for the directors, or director, to know. In general, stockholder communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than stockholder communications relating to personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

PROPOSAL NO. 2—AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

The Board of Directors has unanimously approved, subject to stockholder approval, an amendment to Paragraph (A) of Article Fourth of our certificate of incorporation to increase the total number of authorized shares of Common Stock from 40,000,000 shares to 58,000,000 shares. The number of authorized shares of our preferred stock will remain the same, at 2,000,000 shares.

Subject to stockholder approval, Paragraph (A) of Article Fourth of our certificate of incorporation will be amended and restated in its entirety as follows:

FOURTH: A. Authorized Capital Stock. The total number of shares of all classes of stock which this Corporation shall have authority to issue is sixty million (60,000,000) shares, consisting of two million (2,000,000) shares of Preferred Stock, par value $.01 per share (hereinafter, the “Preferred Stock”), and fifty-eight million (58,000,000) shares of Common Stock, par value $.01 per share (hereinafter, the “Common Stock”).

As of May 25, 2005, there were 15,641,417 shares of Common Stock outstanding and warrants, options or other convertible securities (including securities sold in the May 2005 private financing transaction) to purchase an additional 19,693,105 shares of Common Stock (or, an aggregate of 35,334,522 of our total 40,000,000 authorized shares of Common Stock). As there are only 4,665,478 unallocated shares of Common Stock available for future issuance, the Board of Directors believes it is in the best interests of the Company to increase the number of shares of the Company’s authorized Common Stock. This will provide Shells with greater flexibility to issue shares for appropriate corporate purposes which may inclue, but are not limited to, future financing transactions, the funding of Shells’ capital needs and corporate growth and for stock splits and dividends.

In addition, as a condition to closing the May 2005 financing, we were required to submit this proposal to increase our authorized Common Stock to our stockholders at the 2005 Annual Meeting. Furthermore, we were required to obtain the commitment of each of our directors, executive officers and stockholders who beneficially own at least 5% of our outstanding Common Stock to vote their respective shares of Common Stock in favor of this Proposal No. 2. These persons, who in the aggregate hold 73.5% of our outstanding Common Stock at the record date, have agreed to vote their shares to approve this Proposal No. 2.

The increase in the number of authorized shares of Common Stock will allow our Board of Directors to move promptly to issue additional shares of Common Stock, if appropriate opportunities should arise, without the delay of obtaining the requisite approvals. Our Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted. The additional shares of Common Stock will be available for issuance without further action by our stockholders unless such action is required by applicable law or by the rules of any applicable stock exchange. Under our certificate of incorporation, stockholders do not have preemptive rights with respect to the authorization of additional shares of Common Stock. Except in certain cases such as a stock dividend, the issuance of additional shares of Common Stock would have the effect of diluting the voting powers of existing stockholders.

Although not a factor in the Board of Directors’ decision to propose the amendment, one of the effects of the amendment to our certificate of incorporation may be to enable the Board to render more difficult or to discourage an attempt to obtain control of Shells, since the issuance of these additional shares of Common Stock could be used to dilute the stock ownership of persons seeking to obtain control or otherwise increase the cost of obtaining control of Shells. As of May 10, 2005, our directors and executive officers, in the aggregate, beneficially own 56.0% of our outstanding Common Stock.

Interests of Certain Persons

While none of our directors or executive officers has a present commitment to purchase any of the additional authorized shares, it is possible that one or more of such persons will participate in any future transaction in which we issue additional shares of Common Stock or securities convertible into Common Stock, in which case the participating officers and directors may be deemed to have an interest in the approval of this Proposal No. 2.

What is the vote required to approve Proposal No. 2?

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding is required for the approval of the amendment to our certificate of incorporation. Broker non-votes and abstentions with respect to this matter have the same effect as a vote “against” the matter. As indicated, our executive officers, directors and holders of 5% or more of our Common Stock, who in the aggregate hold 73.5% of our outstanding Common Stock at the record date, have agreed to vote their respective shares to approve this Proposal No. 2.

What does the Board recommend?

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

PROPOSAL NO. 3—APPROVAL OF CERTAIN AMENDMENTS TO OUR
2002 EQUITY INCENTIVE PLAN

The Board of Directors has unanimously adopted, subject to stockholder approval, amendments to our 2002 Equity Incentive Plan (the “Plan”) which would (i) increase the number of shares of Common Stock available for issuance under the Plan by 3,150,000 shares from 1,850,000 shares to 5,000,000 shares, (ii) prohibit the grant of options with an exercise price that is less than the fair market value of the Common Stock on the date of grant, (iii) prohibit the repricing of options without stockholder approval, (iv) eliminate Shells’ ability to make loans to award recipients to facilitate the exercise of options or the purchase of shares under the plan and (v) increase the number of options or other awards that may be granted under the Plan to any employee during any calendar year from 800,000 to 1,000,000. The Board of Directors believes that increasing the number of shares available for issuance under the Plan is essential to allow us to continue to attract and retain qualified directors, officers, employees, and consultants. In addition, increasing the maximum number of options that may be granted to any employee in any calendar year will provide us and the Stock Option and Compensation Committee of the Board of Directors (the “Stock Option Committee”) with greater flexibility.

In assessing the recommendation of our Board of the Directors, stockholders should consider that our directors and executive officers are eligible to receive awards under the Plan and thus may have a substantial interest in this proposal. See the section captioned “Interests of Certain Persons” in this Proposal No. 3.

The following summary of the Plan and the proposed amendments thereto are qualified in their entirety by reference to the full text of the Plan, as so amended, which is attached to this Proxy Statement as Appendix A.

What types of awards can be made under the Plan?

The Plan provides for grants of options to purchase shares of Common Stock, including options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code and options which do not qualify as incentive stock options (referred to as “non-qualified stock options”), restricted shares of Common Stock, restricted stock units, the value of which is tied to shares of Common Stock, and other equity-based awards related to Common Stock, including unrestricted shares of Common Stock, stock appreciation rights and dividend equivalents.

How many shares are available for issuance under the Plan?

Originally, a maximum of 1,850,000 shares of Common Stock were reserved for issuance under the Plan, subject to adjustment upon certain changes in our capitalization as described below. As of May 1, 2005, we have granted options to acquire 1,888,758 shares of Common Stock under the Plan. Accordingly, we do not have enough shares available for issuance under the Plan to fulfill our obligations with respect to currently outstanding options. If this Proposal No. 3 is approved, an additional 3,150,000 shares of Common Stock will be available for issuance under the Plan. The closing sale price of a share of Common Stock on May 24, 2005 was $1.01, as quoted on the OTC Bulletin Board.

New awards may be granted under the Plan with respect to shares of Common Stock covered by any award that terminates or expires by its terms (by cancellation or otherwise) or with respect to shares of Common Stock that are withheld or surrendered to satisfy a recipient’s income tax or other withholding obligations or tendered to pay the purchase price of any award.

How is the Plan administered?

The Plan is administered by the Stock Option Committee. This committee has full discretion and authority to make awards under the Plan, to apply and interpret the provisions of the Plan and to take such other actions as may be necessary or desirable in order to carry out the provisions of the Plan. The determinations of the Stock Option Committee on all matters relating to the Plan and the options, restricted stock, restricted stock units and other equity-based awards granted under the Plan are final, binding and conclusive. From time to time, the Board may delegate to one or more executive officers the authority to grant options to employees and consultants who are neither officers nor directors on terms specified by us.

Who is eligible to participate in the Plan?

Awards under the Plan may be granted to any officer, director, employee (including a prospective employee), consultant and other individual who may perform services for, or contribute value to, Shells or any one or more of our subsidiaries, affiliates or associated entities, as selected by the Stock Option Committee. As of May 1, 2005, there were approximately 50 persons eligible to participate in the Plan.

Limit on Awards

Subject to adjustment upon certain changes in our capitalization as described below, at present, the maximum number of shares of Common Stock with respect to which options or other awards may be granted under the Plan to any employee during any calendar year is 800,000. If this Proposal No. 3 is approved, this limit will increase from 800,000 to 1,000,000.

Stock Options

The Stock Option Committee may grant incentive stock options and non-qualified stock options in amounts and subject to terms and conditions as it may determine. The exercise price of non-qualified stock options cannot be less than the par value of Common Stock on the date of grant. The exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant. If this Proposal No. 3 is approved, although we have not done so in the past, we will be prohibited from granting options under the Plan with an exercise price that is less than the fair market value of the Common Stock on the date of grant.

In addition, if this Proposal No. 3 is approved, although we have not done so in the past, we will be prohibited from engaging in a repricing of outstanding stock options under the Plan without stockholder approval.

Unless the Stock Option Committee determines otherwise, an option will become vested and exercisable with respect to one-third of its shares on each of the first three anniversaries of the date of grant, as long as the optionee remains in continuous employment or other service with Shells through those dates. Payment for shares acquired upon the exercise of an option may be made in cash and/or such other form of payment as may be permitted by the Stock Option Committee from time to time, which may include previously owned shares of Common Stock or pursuant to a broker’s cashless exercise procedure. The Plan also allows us to make loans to optionees to enable them to pay the exercise price of outstanding options. If this Proposal No. 3 is approved, although we have not done so in the past, we will be prohibited from making such loans to optionees in the future.

Unless sooner terminated or exercised, options generally will expire 10 years from the date of grant. Except as otherwise permitted by the Stock Option Committee, no option may be exercised more than 90 days after termination of the optionee’s employment or other service or, if the optionee’s service is terminated by reason of disability or death, one year after termination. If, however, an optionee’s employment is terminated for “cause” (as defined in the Plan), options held by the optionee will immediately terminate.

Restricted Stock and Restricted Stock Units

The Stock Option Committee may grant restricted shares of Common Stock in amounts, and subject to terms and conditions (such as time vesting and/or performance-based vesting criteria) as it may determine. Generally, prior to vesting, the recipient will have the rights of a stockholder with respect to the restricted stock, subject to any restrictions and conditions as the Stock Option Committee may include in the award agreement. The Stock Option Committee also may grant restricted stock units, the value of which is tied to shares of Common Stock, in amounts, and subject to terms and conditions, as the Stock Option Committee may determine.

Other Equity-Based Awards

The Stock Option Committee may grant other types of equity-based awards related to Common Stock under the Plan, including the grant of unrestricted shares of Common Stock, stock appreciation rights, and dividend equivalents, in amounts and subject to terms and conditions as the Stock Option Committee may determine. These awards may involve the transfer of actual shares of Common Stock or the payment in cash or otherwise of amounts based on the value of shares of Common Stock. The Stock Option Committee also may provide, in its sole discretion, for the cancellation of any outstanding awards in exchange for payment in cash or other property of the fair market value of the shares of Common Stock covered by the awards (whether or not otherwise vested or exercisable), reduced, in the case of options, by the exercise price of the option, or for no consideration, in the case of awards which are not otherwise then vested or exercisable.

Adjustments upon Changes in Capitalization

Upon any increase, reduction, or change or exchange of the Common Stock for a different number or kind of shares or other securities, cash or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, or any other similar corporate action, such as the declaration of a special dividend, that affects our capitalization, an equitable substitution or adjustment may be made in the aggregate number and/or kind of shares reserved for issuance under the Plan; the aggregate number and/or kind of shares that may be granted to any employee during any calendar year under the Plan; the kind, number and/or exercise price of shares or other property subject to outstanding options granted under the Plan; and the kind, number and/or purchase price of shares or other property subject to outstanding awards of restricted stock, restricted stock units, stock appreciation rights, dividend equivalents and other equity-based awards granted under the Plan; all, as may be determined by the Stock Option Committee, in its sole discretion.

Accelerated Vesting on a Change in Control of Our Company

Except as otherwise determined by the Stock Option Committee or as indicated in a stock option agreement, if an optionee is not offered a comparable position with us or one or more of our subsidiaries or affiliates following a “change in control” of the Company (as defined in the Plan), then his or her options will immediately become fully vested and exercisable. If, however, the optionee is offered a comparable position following the change in control, then his or her options will become vested and exercisable as to one-half of the shares of Common Stock for which such options are not then vested and exercisable and, if the optionee accepts such comparable position and remains in continuous employment or other service through the first anniversary of the change in control (or through such earlier date as is requested), his or her options will then become fully vested and exercisable at the end of that period.

Nonassignability

Except as may be provided in an award agreement or approved by the Stock Option Committee with respect to non-qualified stock options, no award granted under the Plan will be assignable or transferable other than by will or by the laws of descent and distribution and all awards will be exercisable during the life of a recipient only by the recipient (or in the event of incapacity, his or her guardian or legal representative).

Amendment and Termination

We may amend or terminate the Plan at any time subject, in the case of certain material amendments, such as an increase in the number of shares available under the Plan or a change in the class of employees eligible to participate in the Plan, to stockholder approval to the extent that approval is necessary or desirable to comply with applicable laws or listing requirements.

Interests of Certain Persons

To date in 2005, Leslie Christon, our Chief Executive Officer and President, has been granted stock options to purchase 450,000 shares of Common Stock. To the extent Proposal No. 3 is adopted, Mrs. Christon may receive an additional stock option award in 2005, in recognition of her performance on behalf of Shells. Granting this award to Mrs. Christon may, depending on the size of the grant, exceed the Plan’s present 800,000 share limit on awards that may be granted to an employee during any calendar year. If Proposal No. 3 is adopted, this limit will be increased from 800,000 shares to 1,000,000 shares. Accordingly, Mrs. Christon may be deemed to have an interest in the approval of this Proposal No. 3.

In addition, if Proposal No. 3 is adopted, we may grant options to purchase shares of Common Stock to certain of our employees (including our senior management) and our non-employee directors. Further, pursuant to our policy described earlier in this Proxy Statement under the heading “How do we compensate our Directors?”, upon election or re-election to the Board of Directors, each non-employee director will receive an option to purchase 20,000 shares of Common Stock. Presently, there are no shares of Common Stock available for future awards under the Plan and there are insufficient available shares to cover the option grants we made in February 2005 and March 2005, including grants to certain of our executive officers and directors. Accordingly, our executive officers and non-employee directors may be deemed to have an interest in the approval of this Proposal No. 3.

New Plan Benefits

Other than with regard to the automatic grant of options to purchase 20,000 shares of Common Stock to each of our non-employee directors pursuant to our director compensation policy, the amount and type of each participant’s award under the Plan, if any, will be determined in the discretion of the Stock Option Committee and therefore cannot be calculated. The following table sets forth information regarding grants to be made under the Plan during fiscal 2005.

2002 EQUITY INCENTIVE PLAN BENEFITS

	Dollar	Number
Name	Value ($)	of Units

Leslie J. Christon[1]	—	—
Guy C. Kathman[1]	—	—
Warren R. Nelson[1]	—	—
Executive Group[1]	—	—
Non-Executive Director Group[1,2]	—	120,000
Non-Executive Officer Employee Group[1]	—	—

[1]	On February 1, 2005, we granted options to purchase an aggregate of 120,000 shares of Common Stock to our non-employee directors. On March 21, 2005, we granted options to purchase an aggregate of 873,000 shares of Common Stock to certain of our employees including our Named Executive Officers listed in the Summary Compensation Table, certain other executive officers and certain non-executive employees. Prior to these grants there were only 954,242 shares of Common Stock remaining available for issuance under the Plan. Accordingly, if Proposal No. 3 is adopted, 38,758 shares of Common Stock will be allocated to cover the grants made on February 1, 2005 and March 21, 2005.

[2]	Assumes Messrs. Chapman, Ellin, Herman, Illick and Wolf and Dr. Golding are re-elected to the Board at the 2005 Annual Meeting.

As of May 1, 2005, the following awards have been made under the Plan: (i) Leslie J. Christon has received options to purchase an aggregate of 747,374 shares of Common Stock, (ii) Guy C. Kathman has received options to purchase an aggregate of 175,000 shares of Common Stock, (iii) Warren R. Nelson has received options to purchase an aggregate of 282,984 shares of Common Stock, (iv) our executive officers as a group have received options to purchase an aggregate of 1,205,358 shares of Common Stock, (v) our non-employee directors as a group have received options to purchase an aggregate of 150,000 shares of Common Stock, (vi) our employees who are not executive officers, as a group, have received options to purchase an aggregate of 533,400 shares of Common Stock, (vii) Philip R. Chapman has received options to purchase an aggregate of 30,000 shares of Common Stock, (viii) Robert S. Ellin has received options to purchase an aggregate of 20,000 shares of Common Stock, (ix) Michael R. Golding has received options to purchase an aggregate of 30,000 shares of Common Stock, (x) Gary Herman has received options to purchase an aggregate of 20,000 shares of Common Stock, (xi) Christopher D. Illick has received options to purchase an aggregate of 30,000 shares of Common Stock, and (xii) Jay A. Wolf has received options to purchase an aggregate of 20,000 shares of Common Stock.

Equity Compensation Plans

Securities authorized for issuance under equity compensation plans as of January 2, 2005 were as follows:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	1,143,500	1.00	1,583,043
Equity compensation plans not approved by security holders	9,129,280	0.30	—
Total	10,272,780		1,583,043	[1]

__________
1 3,433,043 shares if Proposal No. 3 is adopted.

Equity compensation plans not approved by security holders consist of (i) warrants to purchase 5,158,030 shares of Common Stock, issued on January 31, 2002, in connection with a $2,000,000 private financing transaction (warrants were exercised at $0.16 per share on January 31, 2005, the expiration date, resulting in the issuance of 4,712,630 shares of Common Stock; warrants to purchase 445,400 shares of common stock were also exercised by a “cashless exercise” on January 31, 2005 resulting in the issuance of 350,381 shares of Common Stock); (ii) warrants to purchase 2,000,000 shares of Common Stock, issued on August 4, 2004, in connection with the extension of the maturity date of the notes issued in the $2,000,000 private financing transaction to January 31, 2007 (warrants to purchase 1,000,000 shares were exercised in March 2005 at the exercise price of $0.50 per share by certain of our investors, the proceeds of which were used to pay down the principal amount of the notes payable to these investors); and (iii) warrants to purchase 1,971,250 shares of Common Stock, exercisable through December 7, 2010, issued on December 7, 2004 in connection with our $2,375,000 debenture offering (the exercise price of these warrants was $.60 per share).

Federal Income Tax Consequences

The following is a brief description of the material U.S. federal income tax consequences generally arising with respect to options granted under the Plan.

In general, the grant of an option will have no income tax consequences to the recipient or us. Upon the exercise of an option, other than an incentive stock option, the recipient generally will recognize ordinary income equal to the excess of the fair market value of the shares of Common Stock subject to the option on the date of exercise over the exercise price for such shares (i.e., the option spread), and we generally will be entitled to a corresponding tax deduction in the same amount. Upon the sale of the shares of Common Stock acquired pursuant to the exercise of an option, the recipient will recognize capital gain or loss equal to the difference between the selling price and the sum of the exercise price plus the amount of ordinary income recognized on the exercise.

A recipient generally will not recognize ordinary income upon the exercise of an incentive stock option (although, on exercise, the option spread is an item of tax preference income potentially subject to the alternative minimum tax) and we will not receive any deduction. If the stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of within two years from the grant date or within one year from the exercise date, then gain realized on the sale generally is treated as ordinary income to the extent of the ordinary income that would have been realized upon exercise if the option had not been an incentive stock option, and we generally will be entitled to a corresponding deduction in the same amount. Any remaining gain is treated as capital gain.

If the shares acquired upon the exercise of an incentive stock option are held for at least two years from the grant date and one year from the exercise date and the recipient is continuously employed by us from the grant date until at least the date three months prior to the exercise date, then all gain or loss realized upon the sale will be capital gain or loss and we will not receive any deduction.

What is the vote required to approve Proposal No. 3?

The affirmative vote of the holders of a majority of our shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the amendments to the Plan. An abstention has the same legal effect as a vote “against” the proposal. Broker non-votes with respect to this matter will be treated as neither a vote “for” nor a vote “against” the proposal.

THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF OUR COMPANY AND STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSAL.

EXECUTIVE COMPENSATION

The following table shows all the cash compensation, as well as other compensation, we paid during the fiscal years indicated to (i) our Chief Executive Officer and (ii) each other executive officer whose total annual salary and bonus exceeded $100,000 for our fiscal year 2004.

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	Other	Awards	Options
Leslie J. Christon,	2004	$285,577	$1,164	$8,120	—	—
Chief Executive Officer and President[1]	2003	$121,635	—	$31,403	—	297,374

Warren R. Nelson,	2004	$162,000	$1,164	$530	—	—
Executive Vice President of Finance,	2003	$155,769	$36,334	$605	—	—
Chief Financial Officer, Secretary and Treasurer[2]	2002	$142,225	—	—	—	157,984

Guy C. Kathman,	2004	$124,615	$1,164	$12,678	—	—
Vice President of Operations[3]	2003	$27,692	—	—	—	50,000
__________
[1]	Mrs. Christon joined Shells in July 2003. Compensation for 2003 reflects payments made pursuant to her employment agreement for the portion of 2003 during which she was employed by us. The amount of other compensation for 2004 includes: (i) $7,500 paid by Shells for Mrs. Christon’s automobile allowance, and (ii) $620 paid by Shells for life insurance premiums. The amount of other compensation for 2003 includes: (i) $1,403 paid by Shells for Mrs. Christon’s automobile allowance, and (ii) $30,000 paid by Shells for relocation costs of Mrs. Christon.

[2]	Mr. Nelson’s other compensation consists of $530 and $605 for 2004 and 2003, respectively, paid by Shells for life insurance premiums. The fiscal 2003 bonus consisted of $18,167 in cash and $18,167 in Common Stock grants, which after adjusting for payroll tax withholdings, comprised 28,318 shares of unrestricted Common Stock at $0.40 per share, issued and paid pursuant to the 2002 management incentive plan relating to 2002 results.

[3]	Mr. Kathman joined Shells in September 2003. Compensation for 2003 reflects payments made for the portion of 2003 during which he was employed by us. The amount of other compensation for 2004 includes: (i) $12,451 paid by Shells for relocation costs of Mr. Kathman, and (ii) $317 paid by Shells for life insurance premiums.

  AGGREGATED OPTION EXERCISES IN LAST FISCAL
YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information with respect to (i) options exercised during fiscal 2004 by the persons named in the Summary Compensation Table and (ii) unexercised options held by these individuals at January 2, 2005 (our fiscal year end).

Shares Acquired on Exercise (#)	Value Realized	Number of Securities Underlying Unexercised Option Held at Fiscal Year End	Value of Unexercised, In-the-Money Option at Fiscal Year End[1]

Name			Exercisable	Unexercisable	Exercisable	Unexercisable

Leslie J. Christon	—	—	148,687	148,687	29,737	29,737
Warren R. Nelson	—	—	173,783	63,193	45,316	25,277
Guy C. Kathman	—	—	16,667	33,333	3,000	6,000
____________
[1]	Based on the closing market price of the Common Stock of $0.82 on Thursday, December 30, 2004, the last day of fiscal 2004 on which our Common Stock was traded.

Employment Agreements

On July 1, 2003, we entered into a two-year employment agreement with Leslie J. Christon, pursuant to which she serves as our President and Chief Executive Officer. The employment agreement provided for an annual base salary of $275,000 during fiscal 2004, along with discretionary bonuses, as determined by the Stock Option Committee of the Board. In fiscal 2003, pursuant to her employment agreement, Mrs. Christon was granted an option to purchase 297,374 shares of Common Stock. The option vests annually over two years.  Mrs. Christon’s employment agreement automatically renews for consecutive one-year terms unless either she or Shells gives notice to the other of an intention not to renew.

We currently do not have employment agreements with Messrs. Nelson and Kathman. However, Mr. Nelson has a letter agreement with the Board stating that in the event Mr. Nelson’s employment is terminated without cause, Mr. Nelson will be entitled to receive severance payments for a period of 12 months following the termination in an amount equal to his then current salary as of such date.

Stock Option Plans

Currently, Shells has three stock option plans for employees, consisting of the 1996 Employee Stock Option Plan (the “1996 Plan”), the 1995 Employee Stock Option Plan (the “1995 Plan”), and the 2002 Equity Incentive Plan (the “2002 Plan”). The stock option plans authorize us to issue incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code, and stock options that do not conform to the requirements of that Code section (“Non-ISOs”). The exercise price of each ISO may not be less than 100% of the fair market value of the Common Stock at the time of grant, except that in the case of a grant to an employee who owns (within the meaning of Section 422 of the Code) 10% or more of our outstanding stock, the exercise price cannot be less than 110% of such fair market value. The exercise price of each Non-ISO may not be less than the par value of the Common Stock. Options may not be exercised on or after the tenth anniversary (fifth anniversary in the case of an ISO granted to a 10% stockholder), of the date of grant. Options may not be transferred during the lifetime of an optionholder.

The 1996 Plan, the 1995 Plan, and the 2002 Plan are administered by the Stock Option Committee. Subject to the provisions of the stock option plans, the Stock Option Committee has the authority to determine the individuals to whom the stock options are to be granted, the number of shares to be covered by each option, the option price, the type of option, the option period, the restrictions, if any, on the exercise of the option, the terms for the payment of the option price and other terms and conditions. Payment by optionholders upon exercise of an option may be made (as determined by the Stock Option Committee) in cash or other such form of payment acceptable to the Stock Option Committee, including shares of Common Stock.

As described in Proposal No. 3, the 2002 Plan also provides for grants of restricted stock units, the value of which is tied to shares of Common Stock, and other equity based awards related to Common Stock, including unrestricted shares of Common Stock, stock appreciation rights and dividend equivalents. Awards of restricted stock, restricted stock units and other types of equity based awards may be made in such amounts, and subject to such terms and conditions, as the Stock Option Committee may determine.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The information set forth below briefly describes certain transactions between Shells and certain parties who or which may be deemed to be affiliated with us.

On March 1, 1994, our wholly-owned subsidiary, Shells of Melbourne, Inc. entered into a joint venture agreement with WLH Investments, Inc., a corporation wholly-owned by Wanda L. Hattaway, wife of William E. Hattaway, our then president. The joint venture owns and operates the Shells restaurant located in Melbourne, Florida. The Joint Venture Agreement provides that WLH Investments receives a cumulative annual preferred return of 15% on the $400,000 of capital contributed to the joint venture by WLH Investments. Shells of Melbourne will then be allocated an equal amount to this preferred return. The remaining net income of the joint venture will be allocated 51% to Shells of Melbourne and 49% to WLH Investments. Based upon these allocations, we paid $60,000 to WLH Investments for its fiscal 2004 preferred return, and $268,737 in net income allocations to WLH Investments during 2004. Capital contributions in 2004 by WLH Investments were $104,393.

In January 2002, we raised $2,000,000 in the financing transaction described earlier in this proxy statement under the heading “Information about Ownership of Our Common Stock — The 2002 Financing Transaction.” Both of the investment entities which participated in the financing transaction, SIP and Banyon, had members who were nominated and elected to our Board of Directors. On June 23, 2004, SIP sold to GCM and Trinad the $1,000,000 promissory note issued to SIP, and GCM and Trinad acquired the rights to nominate individuals to serve as Board members under the Investor Rights Agreement. The $1,000,000 promissory note issued to Banyon was sold to Frederick R. Adler, one of our principal stockholders, in April 2004. Banyon’s right to nominate three individuals to serve on our Board of Directors was transferred to Mr. Adler in connection with the sale of the promissory note. Robert S. Ellin, Jay A. Wolf and Gary Herman, the individuals nominated by GCM and Trinad to serve as Board members, are members of GCM and Trinad. Philip R. Chapman, our Chairman of the Board, and Catherine Adler, the spouse of Frederick R. Adler, are co-managing members of Banyon. Certain other family members of Frederick R. Adler also are members of Banyon. The financing transaction was approved by a special committee of the Board, comprised of the then disinterested members of the Board. Although we believe that the transaction was on terms no less favorable than would have been available from unaffiliated third parties in arm’s length transactions, there can be no assurance that this is the case. Pursuant to the Investor Rights Agreement (now expired) described earlier in this Proxy Statement under the heading “How is the Board Structured?”, each of GCM, Trinad and Banyon nominated individuals (Messrs. Ellin, Herman and Wolf in the case of GCM and Trinad, and Messrs. Chapman and Illick and Dr. Golding in the case of Banyon) to serve as members of our Board of Directors during fiscal 2004.

In August 2004, we agreed with the holders of the $2,000,000 of promissory notes to an extension of the term of the notes from their original expiration date of January 31, 2005 to January 31, 2007. In connection with this extension, we issued warrants to purchase 400,000, 600,000 and 1,000,000 shares of Common Stock, respectively, to GCM, Trinad and Frederick R. Adler, at the time and currently a greater than 10% stockholder, who is not affiliated with GCM or Trinad.

In October 2004, GCM sold the principal amount of its note and the related warrants to the Bruce Galloway, IRA R/O. GCM retained the deferred interest on the note and the right to nominate individuals to serve on our Board of Directors pursuant to the Investor Rights Agreement.

In March 2005, Trinad, Bruce Galloway and Frederick R. Adler provided us a $1,600,000 revolving line of credit, which was to mature on the earlier of March 31, 2006 or the closing of a financing providing us not less than $1,600,000 of net proceeds. Trinad, Bruce Galloway and Frederick R. Adler are each security holders who beneficially own more than five percent of our Common Stock. The percentage interests of Trinad, Bruce Galloway and Frederick R. Adler in the transaction are 30%, 20% and 50%, respectively. Amounts drawn under the line of credit bear interest at the rate of 15% per annum, payable 8% monthly in arrears and 7% deferred until the maturity date. These investors received a fee of $80,000, in the aggregate, for extending the credit line to Shells, paid to each investor pro rata in accordance with each investor’s percentage interest. In May 2005, Trinad, Bruce Galloway and Frederick R. Adler agreed to extend the maturity date under the line of credit to May 23, 2007.

On May 24, 2005, we raised approximately $6,900,000 in a private offering of our securities to accredited investors. The securities sold in the offering were units. Each unit consisted of a share of Series B Convertible Preferred Stock (convertible into twenty (20) shares of Common Stock, subject to certain specified adjustments, if applicable) and a warrant to purchase ten (10) shares of Common Stock at an exercise price of $1.30 per share. As part of this transaction, Frederick R. Adler used $500,000 principal amount of his note to exercise the warrants issued to him in August 2004; and Frederick R. Adler, Trinad and the Bruce Galloway, IRA R/O converted all the remaining secured promissory notes (originally issued by us to the investors in the January 2002 financing) held by them into units being sold in the offering. Upon the repayment of the notes, the Investor Rights Agreement terminated and the rights of Frederick R. Adler, Trinad and GCM to nominate individuals for election to our Board of Directors terminated.

During October 2002, we refinanced through Colonial Bank two of our restaurant properties, Melbourne and Winter Haven, with notes of $635,000 and $667,000, respectively. The loans, which bear interest at the bank’s then base rate, are for terms of five years with required annual principal payments based on a 15 year amortization schedule, and a balloon payment of all then outstanding amounts due at the end of the five years. The principal balances owed on these two notes as of January 2, 2005 were $532,000 and $567,000, respectively.

On December 28, 2004, we entered into a consulting agreement with Lawrence Wolf, the father of Jay A. Wolf, a member of our Board of Directors. The consulting agreement has a one year term, and under it, Mr. Lawrence Wolf is to assist Shells in providing marketing services, including guidance toward building our creative strategy around the “Shells” brand positioning and providing support in coordinating our media production. As compensation, Mr. Lawrence Wolf received options, pursuant to our 2002 Equity Incentive Plan, to purchase 130,000 shares of Common Stock at an exercise price of $0.83, the market price of the Common Stock on the date of grant. The options fully vest on the first anniversary of the grant date.

STOCK OPTION AND COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS
REGARDING EXECUTIVE COMPENSATION

The report of the Stock Option and Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

What is our Executive Compensation Philosophy?

Shells manages and operates full service, mid-priced, casual dining seafood restaurants. One of our central goals is to ensure that our remuneration policy enables us to attract, retain and reward capable employees who can contribute, both short and longer-term, to our success. Equity participation and a strong alignment to stockholders’ interests are key elements of our compensation philosophy.

Our executive compensation program consists of three parts: base salary, bonus and stock options. In awarding salary increases and bonuses, we considered whether the compensation package as a whole adequately compensated each executive for Shells’ performance during fiscal 2004 and that executive’s contribution to this performance.

Base Salaries of Executive Officers

Base salary represents the fixed component of the executive compensation program. Our practice generally is to maintain base salaries at approximately competitive industry averages. Determinations of base salary levels are established on an annual review of marketplace competitiveness with similar restaurant companies. Periodic increases in base salary relate to individual contributions to our overall performance and relative marketplace competitiveness.

Bonus

Bonuses represent the variable component of the executive compensation program that is tied to our performance and individual achievement. To the extent deemed appropriate, our policy is to grant bonuses as a portion of the compensation paid to Shells’ management personnel. In determining bonuses, we consider factors such as our performance during the year and the individual’s contribution to that performance. During fiscal 2002, we adopted an executive and management bonus program specifying criteria relating to the Company’s financial performance as well as individual contributions to Shells.

Stock Options

We believe that an important goal of the executive compensation program should be to provide executives and key employees—who have significant responsibility for the management, growth and future success of Shells—with an opportunity to increase their ownership in Shells and the potential for financial gain from increases in our stock price. This approach ensures that the interests of the stockholders, executives and employees will be closely aligned. Therefore, executive officers and other key employees of Shells are granted stock options which give them a right to purchase shares of Common Stock at a specified price in the future. The grant of options is based primarily on an employee’s potential contribution to Shells’ growth and financial results. In determining the size of option grants, we also consider the number of options owned by such officer, the number and exercise price of options previously granted and currently outstanding, and the aggregate size of the current option grants. Options generally are granted at the prevailing market value of the Common Stock and will only have value if our stock price increases. Generally, grants of options vest over time, and the individual must be employed by Shells for the options to vest.

How is Shells’ President Compensated?

On July 1, 2003, Shells entered into a two-year employment agreement with Leslie J. Christon, pursuant to which she serves as President and Chief Executive Officer. The employment agreement provided for an annual base compensation of $275,000 during fiscal 2004 and supplemental discretionary bonuses, as determined by the Stock Option Committee. In determining Mrs. Christon’s compensation, we considered the pay practices of other companies in the restaurant industry as well as her potential contribution to our future performance.

A more complete description of Mrs. Christon’s employment agreement is set out earlier in the proxy statement under the heading “Executive Compensation - Employment Agreements.”

Stock Option and Compensation Committee

Philip R. Chapman, Chairman
Robert Ellin

Compensation Committee Interlocks and Insider Participation

In fiscal 2004, Messrs. Chapman and Ellin served on our Stock Option and Compensation Committee. In January 2002, we raised $2,000,000 in the financing transaction described earlier in this proxy statement under the heading “Information about Ownership of Our Common Stock - The 2002 Financing Transaction.” Both of the investment entities which participated in the financing transaction, SIP and Banyon, had members who were nominated and elected to our Board of Directors. On June 23, 2004, SIP sold to GCM and Trinad the $1,000,000 promissory note issued to SIP, and GCM and Trinad acquired the rights to nominate individuals to serve as Board members under the Investor Rights Agreement. The $1,000,000 promissory note issued to Banyon was sold to Frederick R. Adler, one of our principal stockholders, in April 2004. Banyon’s right to nominate three individuals to serve on our Board of Directors was transferred to Mr. Adler in connection with the sale of the promissory note. Robert S. Ellin was nominated by GCM and Trinad and elected to serve as a Board member. Mr. Ellin is affiliated with Trinad. Philip R. Chapman, who was nominated to serve on the Board of Directors by Banyon, is a co-managing member of Banyon, and the son-in-law of Mr. Adler. In accordance with the terms of the Investor Rights Agreement, the right to nominate individuals for election to our Board terminated upon the repayment in full of the promissory notes in connection with the May 2005 financing described earlier in this proxy statement under the heading “Information About Ownership of Our Common Stock - Change of Control.”.

In fiscal 2004, Leslie J. Christon participated in deliberations of the Stock Option and Compensation Committee regarding executive compensation. However, Mrs. Christon did not participate in deliberations concerning her own compensation.

OUR STOCK PRICE PERFORMANCE

The following Stock Price Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Shells specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The following graph compares cumulative total return of our Common Stock with the cumulative total return of (i) the Russell 2000 Index and (ii) the Nations Restaurant News Stock Index (the “Peer Index”). The graph assumes (a) $100 was invested on January 3, 2000 (the first day of our fiscal 2000) in each of our Common Stock, the stocks comprising the Russell 2000 Index and the stocks comprising the Peer Index, and (b) the reinvestment of dividends, if any.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG
SHELLS SEAFOOD RESTAURANTS, INC., RUSSELL 2000 INDEX,
AND NATIONS RESTAURANT NEWS STOCK INDEX

[chart]

AUDIT COMMITTEE REPORT

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Shells specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. On behalf of the Board, the Audit Committee, among other things, reviews and monitors the financial reporting process, the systems of internal control, the audit process, the independence and performance of the independent accountants and the process for monitoring compliance with laws and regulations. The members of the Audit Committee are Dr. Michael R. Golding and Messrs. Christopher D. Illick and Jay A. Wolf. On May 17, 2000, the Company adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix B.

The Audit Committee reviewed Shells’ financial statements with management and the Board of Directors and discussed with Kirkland Russ Murphy & Tapp P.A. (“Kirkland Russ”), Shells’ independent auditors for fiscal 2004, the matters required to be discussed by Statement of Auditing Standard No. 61. The Audit Committee received from Kirkland Russ the written disclosures and the letter required by Independence Standards Board Standard No. 1 and discussed with Kirkland Russ its independence. The Audit Committee has reviewed the audit fees of Kirkland Russ and any non-audit services and fees, to assure compliance with Shells’ and the Committee’s policies restricting the independent accountants from performing services that might impair their independence.

After reviewing and discussing the financial statements, and in reliance on the matters reviewed and discussed above, and without other independent verification, the Audit Committee recommended that the audited consolidated financial statements of Shells be included in Shells’ Annual Report on Form 10-K for our fiscal 2004.

Audit Committee Jay A. Wolf, Chairman Christopher D. Illick Michael R. Golding

RELATIONSHIP WITH INDEPENDENT AUDITORS

Who are our Independent Auditors?

The firm of Kirkland, Russ, Murphy & Tapp, P.A. audited and issued a report on our financial statements for fiscal 2004 and has been selected by the Audit Committee to issue a report on our financial statements for the fiscal year ending January 1, 2006. A representative of Kirkland Russ is expected to be present at the Annual Meeting and available to respond to appropriate questions from stockholders, and will have an opportunity to make a statement if he or she desires to do so.

What were our audit fees for fiscal 2004 and 2003?

For fiscal 2004 and 2003, fees for professional services performed by Kirkland Russ were as follows:

	Fiscal 2004	Fiscal 2003

Audit Fees	$62,321	$51,550
Audit Related Fees	0	0
Tax Fees	23,000	22,800
All Other Fees (tax planning)	5,250	0
Total	$90,571	$74,350

The Audit Committee of the Board of Directors has considered whether the performance and services related to “Tax Fees” is compatible with maintaining the independence of Kirkland Russ.

We have a policy that discourages the retention of our independent auditors for non-audit services. We will not retain our independent auditors for non-audit work unless: (a) the approvals of the Chair of the Audit Committee and the Chief Financial Officer are obtained prior to the retention; and (b) the retention will not affect the status of the auditors as “independent accountants” under applicable rules of the SEC and the Independence Standards Board.

The details regarding any engagement of the independent auditors for non-audit services are provided promptly to the full Audit Committee. During fiscal 2004 and 2003, all of the services provided by Kirkland Russ for the services described above under Tax Fees and All Other Fees were pre-approved using the above procedures.

OTHER MATTERS

When are stockholders proposals for the 2006 Annual Meeting due?

We anticipate that the 2006 Annual Meeting of Stockholders will be held in our second financial quarter. To be considered for inclusion in the proxy statement for the 2006 Annual Meeting, each stockholder proposal must be received by us no later than February 1, 2006. However, in the event the 2006 Annual Meeting of Stockholders is to be held at a later date, then stockholder proposals will be accepted until a reasonable time before the date we begin to print and distribute the proxy materials.

We know of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt submission of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please vote by signing the proxy card and returning it in the enclosed envelope, or, if available, by Internet or telephone.

By Order of the Board of Directors /s/Warren R. Nelson Warren R. Nelson Secretary
Dated: June 1, 2005

A COPY OF OUR ANNUAL REPORT ON FORM 10-K
WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER
REQUESTING IT IN WRITING FROM:

SHELLS SEAFOOD RESTAURANTS, INC.
16313 N. DALE MABRY HIGHWAY, SUITE 100
TAMPA, FLORIDA 33618
ATTENTION: SECRETARY

OR

VISIT OUR WEBSITE AT
WWW. SHELLSSEAFOOD.COM
TO ACCESS AND PRINT
A COPY OF OUR ANNUAL REPORT ON FORM 10-K
GO TO MENU OPTION “INVESTOR RELATIONS”
AND LOOK FOR “EDGAR” FILINGS

Below is the text of our 2002 Equity Incentive Plan as proposed to be amended pursuant to Proposal No. 3. Proposed language to be added to the 2002 Equity Incentive Plan is underlined and the language to be deleted is bracketed.

Appendix A

SHELLS SEAFOOD RESTAURANTS, INC.
2002 EQUITY INCENTIVE PLAN

1.  Purpose. The purpose of the Shells Seafood Restaurants, Inc. 2002 Equity Incentive Plan (the “Plan”) is to establish a flexible vehicle through which Shells Seafood Restaurants, Inc., a Delaware corporation (the “Company”), can offer equity-based compensation incentives to eligible personnel of the Company or any one or more of its subsidiaries, affiliates or associated entities in order to attract, retain and motivate such personnel and to further align the interests of such personnel with those of the stockholders of the Company.

2.  Types of Awards. Awards under the Plan may be in the form of (a) options to purchase shares of the Company’s common stock, $.01 par value per share (“Common Stock”), including options intended to qualify as “incentive stock options” (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options which do not qualify as Incentive Stock Options (“Non Qualified Stock Options”), (b) restricted shares of Common Stock, (c) restricted stock units, and (d) other equity-based awards related to shares of Common Stock, including stock appreciation rights and dividend equivalents, which the Committee (as defined below) determines to be consistent with the purposes of the Plan.

3.  Administration.

(a)  Committee. The Plan shall be administered by the Board of Directors of the Company (the “Board”) or a committee or subcommittee thereof (the “Committee”) appointed by the Board, provided however that, to the extent permitted by applicable law, the Board may, in its sole discretion, delegate to an executive officer or officers of the Company the authority to grant a specified number of options under the Plan, on such terms and conditions as the Board shall establish from time to time, to employees or consultants of the Company or its subsidiaries or affiliates who are not officers or directors of the Company. If a Committee is appointed, then, unless the Board determines otherwise, its members shall consist solely of two (2) or more individuals who qualify as “non-employee directors” under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as “outside directors” under Section 162(m) of the Code. If for any reason the Committee does not satisfy the “non-employee director” requirements of Rule 16b-3 or the “outside director” requirements of Section 162(m) of the Code, such non-compliance shall not affect the validity of the awards, interpretations or other actions of the Committee. To the extent that the Plan is administered by the Board, the Board shall have all the authority and responsibility granted to the Committee herein.

(b)  Authority of Committee. Subject to the limitations of the Plan, the Committee, acting in its sole and absolute discretion, shall have full power and authority to (i) select the persons to whom awards shall be made under the Plan, (ii) make awards to such persons and prescribe the terms and conditions of such awards, (iii) construe, interpret and apply the provisions of the Plan and of any agreement or other document evidencing an award made under the Plan, (iv) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (v) correct any defect, supply any omission and reconcile any inconsistency in the Plan, (vi) amend any outstanding award in any respect, including, without limitation, to accelerate the time or times at which the award becomes vested, unrestricted or may be exercised, (vii) carry out any responsibility or duty specifically reserved to the Committee under the Plan, and (viii) make any and all determinations and interpretations and take such other actions as may be necessary or desirable in order to carry out the provisions, intent and purposes of the Plan. A majority of the members of the Committee shall constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. All decisions of the Committee pursuant to the provisions of the Plan, including questions of construction, interpretation and administration, shall be final, conclusive and binding on all persons.

(c)  Indemnification. The Company shall indemnify and hold harmless each member of the Committee and any employee or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent it shall be judicially determined, and from which no appeal is available, that any such loss, cost, liability, damage or expense is attributable to such person’s fraud or willful misconduct.

4.  Share Limitations.

(a)  Aggregate Award Limitation. Subject to adjustment pursuant to Section 12 of the Plan, the aggregate number of shares of Common Stock that may be issued under the Plan is [1,850,000]5,000,000. For this purpose, the following shares shall be deemed not to have been issued and shall be deemed to remain available for issuance: (i) shares covered by the unexercised portion of an option or stock appreciation right that terminates, expires or is canceled, (ii) shares of restricted stock that are forfeited or repurchased in accordance with the terms of the award, (iii) shares represented by restricted stock units or other-equity based awards that are forfeited, canceled or otherwise terminated, and (iv) shares that are withheld in order to pay the purchase price for shares covered by any award or to satisfy the tax withholding obligations associated with any award under the Plan. Shares of Common Stock available for issuance under the Plan may be authorized and unissued, held by the Company in its treasury or otherwise acquired for purposes of the Plan. No fractional shares of Common Stock shall be issued under the Plan.

(b)  Individual Award Limitation. Subject to adjustment pursuant to Section 12 of the Plan, the maximum number of shares of Common Stock with respect to which options or other awards may be granted under the Plan to any employee during any calendar year shall be [800,000]1,000,000.

5.  Eligibility. Awards under the Plan may be made to such officers, directors, employees (including prospective employees), consultants and other individuals who may perform services for, or contribute value to, the Company or any one or more of its subsidiaries, affiliates or associated entities, all as the Committee may select. In making awards under the Plan, the Committee may give consideration to the functions and responsibilities of a potential recipient, the potential recipient’s previous and/or expected future contributions to the business of the Company or any one or more of its subsidiaries, affiliates or associated entities and such other factors as the Committee deems relevant under the circumstances.

6.  Stock Options. Subject to the provisions of the Plan, the Committee may grant options to eligible personnel upon such terms and conditions as the Committee deems appropriate. The terms and conditions of any option shall be evidenced by a written option agreement or other instrument approved for this purpose by the Committee. The Committee will not amend or replace an option granted under the Plan in a transaction that constitutes a repricing without the approval of the Company’s stockholders.

(a)  Exercise Price. The exercise price per share of Common Stock covered by an option granted under the Plan may not be less than the [par value per share on the date of grant, provided that, in the case of an Incentive Stock Option, the exercise price may not be less than the]Fair Market Value per share on the date of grant (or, in the case of an Incentive Stock Option granted to an optionee who, at the time the option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a “subsidiary” or “parent” of the Company within the meaning of Section 424 of the Code, 110% of such Fair Market Value).

(b)  Term of Options. No option granted under the Plan may be exercisable (if at all) more than ten (10) years after the date the option is granted (or, in the case of an Incentive Stock Option granted to a ten percent (10%) stockholder within the meaning of Section 424 of the Code, five (5) years).

(c)  Normal Vesting of Options. The Committee may establish such vesting and other conditions and restrictions on the exercise of an option and/or upon the issuance of Common Stock in connection with the exercise of an option as it deems appropriate. Unless the Committee determines otherwise, an option will become vested and exercisable in annual one-third increments on the first, second and third anniversaries of the date of grant, subject to the optionee remaining in the continuous employment or other service with the Company or any one or more of its subsidiaries, affiliates or associated entities (collectively, the “Company Group”), all as determined by the Committee, following the date of grant.

(d)  Accelerated Vesting of Options upon a Change in Control. Except as otherwise determined by the Committee or as provided in a stock option agreement, if there occurs a Change in Control of the Company (as defined in Section 6(d)(iii) below), an optionee’s right to exercise an option shall accelerate as follows:

(i)  If the optionee is not offered a Comparable Position (as defined in Section 6(d)(iv) below) with the Company Group (or a successor thereto) following the Change in Control, the option shall immediately become vested and exercisable in full; or

(ii)  If the optionee is offered a Comparable Position with the Company Group (or a successor thereto) following the Change in Control, (A) the option shall immediately become vested and exercisable with respect to one-half of the shares of Common Stock for which the option is not vested and exercisable immediately prior to the Change in Control (in addition to those shares for which the option is otherwise vested and exercisable immediately prior to such Change in Control), and (B) if the optionee accepts such Comparable Position with the Company Group (or a successor thereto) following the Change in Control and remains in continuous employment or other service with the Company Group (or a successor thereto) through the first anniversary of the Change in Control (or through such earlier date, if any, as is requested by the Company Group (or successor thereto) or as may be determined by the Committee in its sole discretion), the option, to the extent not already vested and exerciseable, shall become vested and exercisable in full on such first anniversary (or earlier) date. In no event shall the provisions of this Section 6(d) be construed as extending the dates on which an option (or any portion thereof) would otherwise become vested and exercisable pursuant to Section 6(c) above.

(iii)  A “Change in Control” of the Company is deemed to occur if (1) there occurs (A) any consolidation or merger in which the Company is not the continuing or surviving entity or pursuant to which shares of the Common Stock would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which the holders of the Common Stock immediately prior to the consolidation or merger own not less than fifty percent (50%) of the total voting power of the surviving corporation immediately after the consolidation or merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the Company’s assets, (2) the Company’s stockholders approve any plan or proposal for the complete liquidation or dissolution of the Company, (3) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) who, at the time of the execution of this Agreement, does not own (of record or beneficially) five percent (5%) or more of the Company’s Common Stock, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of forty percent (40%) or more of the Common Stock other than pursuant to a plan or arrangement entered into by such person and the Company, or (4) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors of the Company shall cease for any reason to constitute a majority of the Board of Directors, unless the election or nomination for election by the Company’s stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

(iv)  A “Comparable Position” shall mean a position that has the same or better overall working conditions or terms of employment or other service as in effect immediately prior to the Change in Control; provided, however, that a diminution of responsibilities or authority, without more, subsequent to the Change in Control shall not be classified as a change in employment or other service which is not to a Comparable Position.

(v)  Notwithstanding the provisions of Section 9(a)(ii) of the Plan, upon any purported termination for Cause (as defined in Section 9(a)(ii) of the Plan) following a Change in Control, the determination of whether “Cause” exists shall be made by a majority of the Board or Committee members then serving on the Company Group Board or Committee who were also serving on the Board or Committee prior to the Change in Control, or if none, by a majority of either such persons who served as Board or Committee members immediately prior to the Change in Control. Similar rules shall apply, if applicable, to the determination of whether a position is a “Comparable Position.”

(e)  Method of Exercise. Subject to satisfaction of applicable withholding requirements, once vested and exercisable, an option may be exercised by transmitting to the Company (i) a notice specifying the number of shares to be purchased and (ii) payment of the aggregate exercise price of the shares so purchased in cash or its equivalent, and any taxes due thereon in accordance with Section 13 of the Plan, as determined by the Committee. As determined by the Committee, in its sole discretion, payment of the exercise price of an option in whole or in part may also be made (1) if the Common Stock is publicly traded, by means of any cashless exercise procedure approved by the Committee, (2) in the form of unrestricted shares of Common Stock which, (x) in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the shares of Common Stock as to which such option shall be exercised, (3) any other form of consideration approved by the Committee and permitted by applicable law or (4) any combination of the foregoing.

[(f) Loans. The Company or any one or more of its subsidiaries, affiliates or associated entities may make loans available to optionees for the payment of the exercise price of outstanding options. Such loans shall (iii) be evidenced by promissory notes entered into by the optionee in favor of the Company or any one or more of its subsidiaries, affiliates or associated entities, (iv) bear interest at a fair interest rate as of the date of exercise as determined by the Committee, (v) be subject to such other terms and conditions, not inconsistent with the Plan, as the Committee shall determine, and (vi) be subject to the approval of the Committee. Unless the Committee determines otherwise, when a loan is made, shares of Common Stock having an aggregate Fair Market Value at least equal to the principal amount of the loan shall be pledged by the optionee to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Committee, in its sole discretion; provided that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.]

(f)  Rights as a Stockholder. No shares of Common Stock shall be issued in respect of the exercise of an option until full payment of the exercise price and the applicable tax withholding obligation with respect to such exercise has been made or provided for. The holder of an option shall have no rights as a stockholder with respect to any shares covered by an option until the date such shares are issued. Except as otherwise provided herein, no adjustments shall be made for dividend distributions or other rights for which the record date is prior to the date such shares are issued.

(g)  Buy Out and Settlement. The Committee, on behalf of the Company, may at any time offer to buy out any outstanding option on such terms and conditions as the Committee shall establish.

7.  Restricted Stock and Restricted Stock Units. Subject to the provisions of the Plan, the Committee may award restricted shares of Common Stock and/or restricted stock units tied to shares of Common Stock to eligible personnel upon such terms and subject to such conditions and restrictions as the Committee deems appropriate. The terms and conditions of any restricted stock or restricted stock unit award shall be evidenced by a written agreement or other instrument approved for this purpose by the Committee.

(a)  Purchase Price. The purchase price payable for shares of restricted stock and for shares issued pursuant to the settlement of a restricted stock unit may be as low as zero, provided, however, that to the extent required by applicable law, the purchase price per share shall be no less than the par value of a share of Common Stock. [In the sole discretion of the Committee, loans may be made to a recipient in connection with the purchase of restricted stock under substantially the same terms and conditions as provided in Section 6(f) of the Plan with respect to the exercise of options.]

(b)  Restrictions and Vesting. The Committee may establish such conditions and restrictions on the vesting of restricted stock and restricted stock units and on the issuance of shares of restricted stock as it deems appropriate, including, without limitation, conditions and restrictions based upon continued service, the attainment of specified performance goals and/or other factors and criteria deemed relevant for this purpose.

(c)  Rights as a Stockholder. The holder of restricted stock units awarded under the Plan shall have only the rights of a general unsecured creditor of the Company and shall have no rights as a stockholder with respect to the shares of Common Stock referenced by such units until such shares are issued in the name of the holder following the satisfaction or expiration of the vesting and other conditions and restrictions applicable to such units. The recipient of restricted stock shall have the rights of a stockholder with respect to the restricted stock, subject to any restrictions and conditions as the Committee may impose.

(d)  Stock Certificates for Restricted Stock. Unless the Committee elects otherwise, shares of restricted stock shall be evidenced by book entries on the Company’s stock transfer records pending the expiration of restrictions thereon. If a stock certificate for shares of restricted stock is issued, it shall bear an appropriate legend to reflect the nature of the restrictions applicable to the shares represented by the certificate, and the Committee may require that any or all such stock certificates be held in custody by the Company until the applicable restrictions have lapsed. The Committee may establish such other conditions as it deems appropriate in connection with the issuance of certificates for shares of restricted stock, including, without limitation, a requirement that the grantee deliver a duly signed stock power, endorsed in blank, for the shares covered by the award.

(e)  Lapse of Restrictions. If and when the vesting conditions and other restrictions applicable to a restricted stock or restricted stock unit award are satisfied or expire, a certificate for the shares covered or referenced by the award, to the extent vested and free of restrictions, shall be delivered to the holder. All legends shall be removed from said certificates at the time of delivery except as otherwise required by applicable law.

8.  Other Equity-Based Awards. The Committee may grant other types of equity-based awards, including, without limitation, the grant or offer for sale of unrestricted shares of Common Stock and/or the grant of stock appreciation rights or dividend equivalents, in such amounts and subject to such terms and conditions as the Committee shall determine. Such awards may entail the transfer of actual shares of Common Stock to recipients, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws or jurisdictions other than the United States.

9.  Termination of Employment or other Service. Unless otherwise determined by the Committee at grant or, if no rights of the recipient are thereby reduced, thereafter, and subject to earlier termination in accordance with the provisions hereof, the following rules apply with regard to awards held by a recipient at the time of his or her termination of employment or other service with the Company Group:

(a)  Stock Options and Stock Appreciation Rights.

(i)  Termination by Reason of Death or Disability. If a recipient’s employment or other service with the Company Group is terminated due to his or her death or Disability (as hereinafter defined), then (1) any portion of an option or stock appreciation right that is exercisable on the date of termination shall remain exercisable by the recipient (or, in the event of death, the recipient’s beneficiary) during the one year period following the date of termination but in no event after expiration of the stated term thereof and, to the extent not exercised during such period, shall thereupon terminate, provided that, in the event of a termination due to Disability, if the recipient dies during such one-year period, then the deceased recipient’s beneficiary may exercise the option or stock appreciation right, to the extent exercisable by the deceased recipient immediately prior to his or her death, for a period of one year following the date of death but in no event after expiration of the stated term thereof, and (2) any portion of an option or stock appreciation right that is not exercisable on the date of termination shall thereupon terminate. “Disability” means, unless otherwise determined by the Committee at any time, a recipient’s inability to perform the customary duties of his or her employment or other service for the Company Group by reason of a physical or mental incapacity which is expected to result in death or be of indefinite duration.

(ii)  Termination for Cause. If a recipient’s employment or other service is terminated by the Company Group for Cause (as hereinafter defined), then, notwithstanding anything to the contrary contained herein, any option or stock appreciation right held by the recipient (whether or not otherwise exercisable) shall immediately terminate and cease to be exercisable. A termination for “Cause” means (1) in the case where there is no employment or consulting agreement between the recipient and the Company Group or where such an agreement exists but does not define “cause” (or words of like import), a termination classified by the Company Group, in its sole discretion, as a termination due to the recipient’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of his or her duties, or (2) in the case where there is an employment or consulting agreement between the recipient and the Company Group that does define “cause” (or words of like import), a termination that is or would be deemed for “cause” (or words of like import) as classified by the Company Group, in its sole discretion, under such agreement.

(iii)  Other Termination. If a recipient’s employment or other service with the Company Group terminates for any other reason (other than those described in Section 9(a)(i) or 9(a)(ii) above) or no reason, then: (1) any portion of an option or stock appreciation right that is exercisable on the date of termination shall remain exercisable by the recipient during the ninety (90) day period following the date of termination but in no event after expiration of the stated term thereof and, to the extent not exercised during such period, shall thereupon terminate, and (2) any portion of an option or stock appreciation right that is not exercisable on the date of termination shall thereupon terminate.

(b) Restricted Stock, Restricted Stock Units and Other-Equity Based Awards. Unless otherwise determined by the Committee, upon the termination of a recipient’s employment or other service for any reason (including, without limitation, death or Disability) or no reason, any shares of restricted stock, restricted stock units or other equity-based awards (other than stock options and stock appreciation rights) which have not yet become fully vested shall be forfeited, and any certificate therefor or book entry with respect thereto or other evidence thereof shall be canceled.

10.  Fair Market Value. For purposes of the Plan, “Fair Market Value” on any date shall be equal to the closing sale price per share as published by a national securities exchange or NASDAQ National Market on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the closing of trading on such date or, if shares of the Common Stock are not listed on a national securities exchange or NASDAQ National Market on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, or if the Common Stock is not traded on a national securities exchange or NASDAQ National Market or the over the counter market, the fair market value of a share of the Common Stock on such date as determined in good faith by the Committee.

11.  Non-Transferability. No stock option or stock appreciation right granted under the Plan shall be transferable by the recipient other than upon the recipient’s death to a beneficiary designated by the recipient in a manner acceptable to the Committee, or, if no designated beneficiary shall survive the recipient, pursuant to the recipient’s will or by the laws of descent and distribution. All stock options and stock appreciation rights shall be exercisable during the recipient’s lifetime only by the recipient (or, in the event of the recipient’s incapacity, his or her guardian or legal representative). Shares of restricted stock and restricted stock units may not be transferred prior to the date on which shares are issued or, if later, the date on which such shares have vested and are free of any applicable restriction imposed hereunder. Except as otherwise specifically provided by law or the provisions hereof or the applicable award agreement or instrument, no award received under the Plan may be transferred in any manner, and any attempt to transfer any such award shall be void, and no such award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non Qualified Stock Option is transferable in whole or part to such persons, under such circumstances, and subject to such conditions as the Committee may prescribe.

12.  Adjustments Upon Changes in Capitalization. Upon any increase, reduction, or change or exchange of the Common Stock for a different number or kind of shares or other securities, cash or property by reason of a reclassification, recapitalization, merger, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company (a “Change in Capitalization”), an equitable substitution or adjustment may be made in (a) the aggregate number and/or kind of shares reserved for issuance under the Plan, (b) the maximum number and/or kind of shares with respect to which options or other awards may be granted under the Plan to any employee during any calendar year, (c) the kind, number and/or exercise price of shares or other property subject to outstanding options granted under the Plan, and (d) the kind, number and/or purchase price of shares or other property subject to outstanding awards of restricted stock, restricted stock units, stock appreciation rights, dividend equivalents and other equity-based awards granted under the Plan, in each case as may be determined by the Committee, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Committee, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Committee may provide, in its sole discretion, on a case by case basis, for the cancellation of any outstanding awards (i) in exchange for payment in cash or other property of the Fair Market Value of the shares of Common Stock covered by such awards (whether or not otherwise vested or exercisable), reduced, in the case of options, by the exercise price thereof, or (ii) for no consideration, in the case (and to the extent) of awards which are not otherwise then vested or exerciseable. In the event of any adjustment in the number of shares covered by any award pursuant to the provisions hereof, any fractional shares resulting from such adjustment shall be disregarded, and each such award shall cover only the number of full shares resulting from the adjustment. All adjustments under this Section 12 shall be made by the Committee, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

13.  Tax Withholding. As a condition to the exercise of any award or the delivery of any shares of Common Stock pursuant to any award or the lapse of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company Group relating to an award, (a) the Company Group may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to a grantee whether or not pursuant to the Plan or (b) the Company Group shall be entitled to require that the grantee remit cash to the Company Group (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, unless the applicable award agreement provides otherwise, at the discretion of the Committee, the grantee may satisfy the withholding obligation described under this Section 13 by electing to have the Company withhold shares of Common Stock (which withholding shall be at a rate not in excess of the statutory minimum rate) or by tendering previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).

14.  Amendment and Termination. The Board may amend or terminate the Plan, provided, however, that no such action may affect adversely the rights of the holder of any outstanding award without the consent of the holder. Except as otherwise provided in Section 12 of the Plan, any amendment which would increase the number of shares of Common Stock for which awards may be granted under the Plan or modify the class of employees eligible to receive awards under the Plan shall be subject to the approval of the Company’s stockholders to the extent such approval is necessary or desirable to comply with applicable law or listing requirements. The Committee may amend the terms of any agreement or certificate made or issued hereunder at any time and from time to time, provided, however, that no amendment which would affect adversely the rights of the holder of any outstanding award may be made without the consent of such holder.

15.  General Provisions.

(a)  Compliance with Law. Shares of Common Stock shall not be issued pursuant to the exercise of any award granted hereunder unless the exercise of such award and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)  Investment Representation. The Committee may require each person acquiring shares of Common Stock to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

(c)  Transfer Orders; Placement of Legends. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(d)  No Employment or other Service Rights. Nothing contained in the Plan or in any award agreement shall confer upon any recipient of an award any right with respect to the continuation of his or her employment or other service with the Company or any of its subsidiaries, affiliates or associated entities, or interfere in any way with the right of the Company or any one or more of its subsidiaries, affiliates or associated entities at any time to terminate such employment or other service or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment or other service with the Company and its subsidiaries, affiliates and associated entities.

(e)  Decisions and Determinations Final. All decisions and determinations made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee, shall be final, binding and conclusive on all persons.

16.  Governing Law. All rights and obligations under the Plan and each award agreement or instrument shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflict of laws.

17.  Term of the Plan. The Plan shall become effective upon its adoption by the Board, subject to approval by the stockholders of the Company within twelve (12) months of the date of such adoption. Unless sooner terminated by the Board, the Plan shall terminate on the tenth anniversary of the date of its adoption by the Board. The rights of any person with respect to an award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the award (as then in effect or thereafter amended) and the Plan (as then in effect or thereafter amended).

Appendix B

AUDIT COMMITTEE CHARTER

Role and Independence

The Audit Committee of the Board of Directors (the “Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company and other such duties as directed by the Board of Directors. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board of Directors, would interfere with his or her individual exercise of independent judgment. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel or other experts for this purpose. The Audit Committee shall review and reassess the adequacy of its charter on an annual basis.

The Board of Directors shall appoint one member of the Committee as chairperson. Consistent with this position, it is expected that the chairperson will maintain regular liaisons with relevant Company personnel (including the CFO and the Company’s independent auditors).

The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities.

Responsibilities

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and report the results of their activities to the Board. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement or modify them as the Committee determines to be appropriate.

•
Recommending to the Board of Directors the independent accountant to be selected or retained to audit the financial statements of the Company. In so doing, the Committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor’s independence, and recommend to the Board of Directors any actions necessary to oversee the auditor’s independence.

•
Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board of Directors) to report on any and all appropriate matters.

•	Providing guidance and oversight to the internal audit activities of the Company including reviewing the organization, plans and results of such activity.

•
Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting (which are expected to include a review of estimates, reserves and accruals, a review of judgmental areas, and a review of audit adjustments, whether or not recorded) and such other inquiries as the Committee determines to be appropriate. Based on the review, the Committee shall make its recommendation to the Board of Directors as to the inclusion of the Company’s audited financial statements in the Company’s annual report on Form 10-K.

•
Reviewing with management and the independent accountants the quarterly financial information prior to the Company’s filing of its Form 10-Q. This review may be performed by the Committee or its chairperson.

B-1

•	Discussing with management, the internal auditors and the independent accountants the quality and adequacy of the Company’s internal controls.

•	Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as the Committee determines to be appropriate.

•
Reporting Audit Committee activities to the full Board of Directors and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the stockholders.

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditors or to ensure that the Company complies with all laws, regulations and contractual provisions applicable to the Company.

B-2

SHELLS SEAFOOD RESTAURANTS, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 22, 2005

Leslie J. Christon and Warren R. Nelson, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Shells Seafood Restaurants, Inc. held of record by the undersigned on May 10, 2005, at the Annual Meeting of Stockholders to be held at 10:00 a.m., Wednesday, June 22, 2005, at our restaurant in Clearwater Beach located at 551 Gulf Blvd., Clearwater Beach, Florida 33767 and at any adjournment or postponement thereof. Any and all proxies heretofore given are hereby revoked.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL LISTED NOMINEES FOR DIRECTOR AND FOR PROPOSAL NOS. 2 AND 3.

Proposal No. 1—Election of Directors—Nominees are:
Philip R. Chapman, Leslie J. Christon, Robert Ellin, Michael R. Golding, Gary Herman, Christopher D. Illick and Jay A. Wolf.
☐    FOR                                               ☐    WITHHOLD AUTHORITY
all listed nominees (except do not vote
for the nominee(s) whose name(s)
appear(s) below):

Proposal No. 2—Amendment to our Certificate of Incorporation
☐    FOR                                               ☐    AGAINST                                              ☐    ABSTAIN

Proposal No. 3— Approval of Certain Amendments to our 2002 Equity Incentive Plan
☐    FOR                                               ☐    AGAINST                                              ☐    ABSTAIN

Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

IMPORTANT:    Please sign exactly as name appears below. Each joint owner shall sign. Executors, administrators, trustees, etc. should give full title as such. If signer is a corporation, please give full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                                  , 2005

(Signature)

(Signature if held jointly)

The above-signed acknowledges receipt of the Notice of
Annual Meeting of Stockholders and the Proxy Statement
furnished therewith.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
USING THE ENCLOSED, PREPAID ENVELOPE.